UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2014

TREEHOUSE FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Spring Road
Suite 600
Oak Brook, IL	60523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement

On June 27, 2014, TreeHouse Foods, Inc. (NYSE: THS) (“TreeHouse”) entered into an agreement to acquire Flagstone Foods pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) among Bay Valley Foods LLC, a direct wholly-owned subsidiary of TreeHouse (“Bay Valley”), Snacks Acquisition Sub, Inc., a direct wholly-owned subsidiary of Bay Valley (“Merger Sub”), Snacks Parent Corporation (“Snacks”) and Gryphon Partners III, L.P., as the Sellers’ Representative, whereby Merger Sub will be merged with and into Snacks and Snacks will continue as the surviving corporation and as an indirect, wholly-owned subsidiary of TreeHouse. Flagstone Foods is a manufacturer and distributor of private label healthy snacks in North America, including trail mixes and dried fruit.

The purchase price is $860 million in cash, payable at closing and subject to an adjustment for working capital. The Merger Agreement contains customary representations and warranties, covenants and agreements. In addition, TreeHouse and the sellers have agreed to indemnify each other for certain losses, and $43 million of the purchase price will be held in escrow to secure the sellers’ indemnification obligations under the Purchase Agreement.

The transaction is expected to close in the third quarter of 2014, subject to the satisfaction of customary closing conditions, including the receipt of U.S. anti-trust regulatory approval. TreeHouse expects to finance the acquisition through a combination of borrowings under its existing credit facility and capital market financings. The Merger Agreement is subject to termination if the transaction is not completed before December 31, 2014.

The Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein. The above description of the material terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 2.1.

Item 7.01. Regulation FD

On June 30, 2014, TreeHouse issued a press release announcing the agreement to acquire Flagstone Foods. The press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K under Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of June 27, 2014, by and among Bay Valley Foods LLC, Snacks Acquisition Sub, Inc., Snacks Parent Corporation and Gryphon Partners III, L.P.

99.1	Press Release issued June 30, 2014, announcing agreement to acquire Flagstone Foods

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: June 30, 2014	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of June 27, 2014, by and among Bay Valley Foods LLC, Snacks Acquisition Sub, Inc., Snacks Parent Corporation and Gryphon Partners III, L.P.

99.1	Press Release issued June 30, 2014, announcing agreement to acquire Flagstone Foods